UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 28, 2020
IRADIMED CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of principal executive offices)	(Zip Code)

(407) 677-8022
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Leslie McDonnell as President and Chief Executive Officer

On May 28, 2020, Leslie McDonnell, the President and Chief Executive Officer of Iradimed Corporation (the “Company”), separated from the Company effective immediately. Ms. McDonnell’s separation from the Company constitutes a separation without Cause as defined in that certain Employment Agreement, dated July 24, 2019, by and between the Company and Ms. McDonnell (the “Employment Agreement”). The Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2019.

Appointment of Roger Susi as President and Chief Executive Officer

On May 28, 2020, the Board of Directors of the Company (the “Board”) appointed Roger Susi, age 66, as President and Chief Executive Officer of the Company, effective as of the date of Ms. McDonnell’s separation.  In connection with Mr. Susi’s appointment as President and Chief Executive Officer, Mr. Susi resigned from his position as Chief Technology Officer of the Company, which he held since August 2019.  Mr. Susi currently serves as Chairman of the Board, and will continue in that role while serving as President and Chief Executive Officer of the Company.  Mr. Susi is the founder of the Company and has served as a member of the Board since inception.  Mr. Susi also served as Chief Executive Officer and President from inception until August 2019, when he took the role of Chief Technology Officer.  No new compensatory arrangements were entered into with Mr. Susi in connection with his appointment.

As previously disclosed in the Company’s Definitive Proxy Statement, filed with the SEC on April 29, 2020, the Company entered into and renewed its lease agreement for a facility in Winter Springs, Florida (the “Lease”), owned by Susi, LLC, an entity controlled by Mr. Susi. The Lease has an expiration date of May 31, 2024. There are no family relationships between Mr. Susi and other officers or directors of the Company.

A copy of the press release the Company issued regarding this transition is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 29, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IRADIMED CORPORATION

Date: May 29, 2020

	By:	/s/ Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer